--------------------------------------------------------------------------------

SEC 873 (10/2000) POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
                  INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
--------------------------------------------------------------------------------

                          UNITED STATES                 ------------------------
               SECURITIES AND EXCHANGE COMMISSION            OMB APPROVAL
                       WASHINGTON, DC 20549             ------------------------
                                                        OMB Number:    3235-0060
                             FORM 8-K                   Expires:  March 31, 2003
                                                        Estimated average burden
                                                        hours per response..1.25
                                                        ------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   May 22, 2001 (May 4, 2001)
                                                 -------------------------------

                    EMERGENT INFORMATION TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                    0-23585                 33-0080929
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


4695 MacArthur Court, Eighth Floor, Newport Beach, California      92660
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (949) 975-1487
                                                   -----------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

On May 4, 2001, Emergent Information Technologies, Inc. (the "Company") received by mail, a letter of resignation of Mr. Vinny Smith, a director of the Company. The letter stated that Mr. Smith's resignation was effective April 27, 2001. However, the Company received no written or verbal communication from Mr. Smith on that date. Mr. Smith previously had indicated that he would not stand for reelection to the Board at the annual meeting of shareholders, scheduled to be held June 6, 2001, because of the Company's shift away from commercial software product development. To the Company's knowledge, neither Mr. Smith's decision not to stand for reelection nor his resignation prior to the annual meeting arise out of any disagreement with the Company or its management regarding the Company's operations, policies or practices.

Four continuing directors are nominees to be elected to the Board at its next annual meeting of shareholders, on June 6, 2001, Steven S. Myers, J. Christopher Lewis, Luther J. Nussbaum,and Albert S. Nagy. In addition, John R. Woodhull has been nominated to serve as a director. In the event the Board of Directors meets prior to the annual meeting, it is expected that Mr. Woodhull would be elected to the Board to fill the vacancy created by Mr. Smith's resignation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            None.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMERGENT INFORMATION TECHNOLOGIES, INC.
                                                       (Registrant)

Date: May 22, 2001                       /s/ Cathy L. Wood
                                         ---------------------------------------
                                             (Signature)*
                                         By: Cathy L. Wood
                                             Chief Financial Officer


------------
*Print name and title of the signing officer under his signature.



                                       2